UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2011 (March 8, 2011)
PEBBLEBROOK HOTEL TRUST
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-34571 (Commission File Number)	27-1055421 (I.R.S. Employer Identification No.)
2 Bethesda Metro Center, Suite 1530
Bethesda, MD 20814
(Address of principal executive offices) (Zip code)
(240) 507-1300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On March 8, 2011, Pebblebrook Hotel Trust (the “Company”) and its operating partnership, Pebblebrook Hotel, L.P. (the “Operating Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Raymond James & Associates Inc. as the representatives of the several underwriters named on Schedule A therein, relating to the issuance and sale of 5,000,000 of the Company’s 7.875% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Series A Preferred Shares”), at a public offering price of $25.00 per share (the “Preferred Shares Offering”). The closing of the Preferred Shares Offering occurred on March 11, 2011.
     The 5,000,000 Series A Preferred Shares issued and sold pursuant to the Underwriting Agreement have been registered on the Company’s shelf registration statement on Form S-3 (File No. 333-171469), which was declared effective by the Securities and Exchange Commission (the “SEC”) on January 11, 2011.
     The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to that exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s prospectus supplement, dated March 8, 2011, which has been filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), which disclosure is hereby incorporated by reference.
     In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibits 5.1 and 8.1 hereto opinions of its counsel, Venable LLP and Hunton & Williams LLP, respectively.

Item 3.03.	Material Modifications to Rights of Security Holders.
     On March 9, 2011, the Company filed, with the State Department of Assessments and Taxation of the State of Maryland, Articles Supplementary to the Company’s Declaration of Trust, as amended and supplemented (the “Declaration of Trust”), classifying and designating 5,000,000 of the Company’s authorized preferred shares of beneficial interest, $0.01 par value per share, as the Series A Preferred Shares (the “Articles Supplementary”). A copy of the Articles Supplementary was filed as Exhibit 3.2 to the Company’s registration statement on Form 8-A, filed on March 10, 2011, and is incorporated herein by reference.
     As set forth in the Articles Supplementary, the Series A Preferred Shares rank senior to the Company’s common shares of beneficial interest, par value $0.01 per share (“Common Shares”), and on parity with future equity securities that the Company may later authorize or issue and that by their terms are on parity with the Series A Preferred Shares. Holders of Series A Preferred Shares, when and as authorized by the Board of Trustees of the Company, are entitled to cumulative cash distributions at the rate of 7.875% per annum of the $25.00 per share liquidation preference, equivalent to $1.96875 per annum per share. Distributions are payable quarterly on January 15, April 15, July 15 and October 15 of each year, commencing April 15, 2011. In addition to other preferential rights, the holders of Series A Preferred Shares are entitled to receive the liquidation preference, which is $25.00 per share, before the holders of Common Shares in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company’s affairs.
     Generally, the Series A Preferred Shares are not redeemable by the Company before March 11, 2016. However, upon the occurrence of a “Change of Control” (as defined below), holders of Series A Preferred Shares will have the right (unless, prior to the Change of Control Conversion Date, the Company has provided or provides notice of its election to redeem their Series A Preferred Shares) to convert some or all of their Series A Preferred Shares (the “Change of Control Conversion Right”) into a number of Common Shares per Series A Preferred Share to be converted equal to the lesser of:
•	the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accrued and unpaid distributions to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series A Preferred Share distribution payment and prior to the corresponding Series A Preferred Share distribution payment date, in which case no additional amount for such accrued and unpaid distribution will be included in this sum) by (ii) the Common Share Price; and

•	2.3234 (the “Share Cap”), subject to certain adjustments;
subject, in each case, to provisions for the receipt of alternative consideration, as described in the Articles Supplementary.
     If the Company has provided or provides a redemption notice, whether pursuant to the Company’s special optional redemption right in connection with a Change of Control or the Company’s optional redemption right, holders of Series A Preferred Shares will not have any right to convert their Series A Preferred Shares in connection with the Change of Control Conversion Right and any Series A Preferred Shares subsequently selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.
     A “Change of Control” is when, after the original issuance of the Series A Preferred Shares, the following have occurred and are continuing:
•	the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Company entitling that person to exercise more than 50% of the total voting power of all shares of the Company entitled to vote generally in elections of trustees (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•	following the closing of any transaction referred to in the bullet above, neither the Company nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York

Stock Exchange (the “NYSE”), the NYSE Amex Equities (the “NYSE Amex”) or the NASDAQ Stock Market (“NASDAQ”) or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE Amex or NASDAQ.
     The “Change of Control Conversion Date” will be a business day that is no fewer than 20 days nor more than 35 days after the date on which the Company provides the required notice of the occurrence of a Change of Control to the holders of Series A Preferred Shares.
     The “Common Share Price” will be: (i) the amount of cash consideration per common share, if the consideration to be received in the Change of Control by holders of Common Shares is solely cash; and (ii) the average of the closing prices for the Common Shares on the NYSE for the 10 consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the consideration to be received in the Change of Control by holders of Common Shares is other than solely cash.
     A complete description of the Series A Preferred Shares is contained in the Articles Supplementary incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K.
     On March 11, 2011, the Company, as general partner of the Operating Partnership, filed an amendment to the limited partnership agreement of the Operating Partnership creating a series of preferred units (the “Series A Preferred Units”) that mirrors the rights and preferences of the Series A Preferred Shares described above. At the closing of the Preferred Shares Offering, the proceeds were contributed by the Company to the Operating Partnership in exchange for 5,000,000 Series A Preferred Units.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.
     On March 8, 2011, the Company issued a press release announcing the pricing of the Preferred Shares Offering. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement dated March 8, 2011, by and among Pebblebrook Hotel Trust and Pebblebrook Hotel, L.P. and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Raymond James & Associates, Inc., as representatives of the several Underwriters listed on Schedule A attached thereto.

3.2
Articles Supplementary designating the Company’s 7.875% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form 8-A filed with the SEC on March 10, 2011).

5.1	Opinion of Venable LLP, dated March 11, 2011, regarding the legality of the 7.875% Series A Cumulative Redeemable Preferred Shares.
8.1	Opinion of Hunton & Williams LLP, dated March 11, 2011, regarding certain tax matters.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto)
23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto)
99.1	Press release dated March 8, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST
Date: March 11, 2011	By:	/s/ Raymond D. Martz
Raymond D. Martz
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated March 8, 2011, by and among Pebblebrook Hotel Trust and Pebblebrook Hotel, L.P. and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Raymond James & Associates, Inc., as representatives of the several Underwriters listed on Schedule A attached thereto.

3.2
Articles Supplementary designating the Company’s 7.875% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form 8-A filed with the SEC on March 10, 2011).

5.1	Opinion of Venable LLP, dated March 11, 2011, regarding the legality of the 7.875% Series A Cumulative Redeemable Preferred Shares.
8.1	Opinion of Hunton & Williams LLP, dated March 11, 2011, regarding certain tax matters.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto)
23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto)
99.1	Press release dated March 8, 2011.